Exhibit 99.2

COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (the “Agreement”) is made as of July 18, 2005 by and between Nationwide Financial Solutions, Inc., a Nevada corporation (the “Company”), and Pursuit Capital, LLC, an Arizona limited liability company (“Purchaser”).

         1. SALE OF STOCK. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, One Million Two Hundred Fifty Thousand (1,250,000) shares of the Company’s Common Stock (the “Shares”) at a purchase price of $0.60 per Share for a total purchase price of Seven Hundred Fifty Thousand ($750,000). The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

         2. PURCHASE. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the “Purchase Date”). Within a reasonable period subsequent to the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in the name of the Purchaser) against payment of the purchase price therefor by Purchaser by a check made payable to the Company, or a wire transfer of readily available funds.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Purchaser that:

                   (a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                   (b) Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the execution and delivery of this Agreement, the Amended and Restated Registration Rights Agreement dated as of the date hereof by and among the Company and the Purchaser (the “Registration Rights Agreement”), the authorization, sale, issuance, execution and delivery of the Shares, and the performance of all obligations of the Company hereunder has been taken or will be taken prior to the issuance of the Shares. This Agreement and the Registration Rights Agreement when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                   (c) Valid Issuance of Securities. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of any liens, encumbrances or restrictions on transfer other than restrictions on transfer under this Agreement, or applicable U.S. state and federal securities laws. Based in part upon the representations of the Purchaser in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws. The Company covenants that neither it nor any authorized agent acting on its behalf will take any action hereafter that would cause the failure of such compliance.

         5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

                   (a) Authorization. All corporate action on the part of the Purchaser, its officers, directors, managers, and members necessary for the execution and delivery of this Agreement, the Registration Rights Agreement, and the performance of all obligations of the Purchaser hereunder has been taken or will be taken prior to the issuance of the Shares. This Agreement and the Registration Rights Agreement, when executed and delivered by the Purchaser, shall constitute valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                   (b) Investment.

(i) Purchaser is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”).

(ii) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(iii) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(iv) Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the

Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

         6. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                   (a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         The legend set forth above shall be removed by the Company from any certificate evidencing the Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Shares.

                   (b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                   (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

                   (d) Removal of Legend. Upon the expiration or termination of any of the transfer restrictions that require a restrictive legend set forth in Section 6(a), the applicable legend shall no longer be required, and after such time upon Purchaser’s request, a new certificate or certificates representing the Shares shall be issued to Purchaser without the applicable legend.

         7. MISCELLANEOUS.

                   (a) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and controlled by the laws of the State of Arizona, and each party consents to exclusive jurisdiction and venue in the federal courts sitting in Maricopa County, Arizona, unless no federal subject matter jurisdiction exists, in which case each party consents to exclusive jurisdiction and venue in the Superior Court of Maricopa County, Arizona. Each party waives all defenses of lack of personal jurisdiction and forum non-conveniens. Process may be served on either party in the manner authorized by applicable law or court rule. In any action to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees, costs and other expenses.

                   (b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

                   (c) Severability. If one or more provisions of this Agreement are held to be unenforceable under - applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                   (d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

                   (e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or as subsequently modified by written notice.

                   (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                   (g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                   (h) Registration Rights Agreement. In connection with the execution of this Agreement, the parties agree to amend and restate that Registration Rights Agreement among the parties hereto dated June 13, 2005 to include the Shares purchased pursuant to this Agreement in the definition of “Registrable Securities”.

[Signature Page Follows]

———————————————————— SIGNATURE PAGE TO THE COMMON STOCK PURCHASE AGREEMENT ————————————————————

         IN WITNESS WHEREOF, the parties hereto have executed this instrument to become effective as of the day and year first above written.

PURSUIT CAPITAL, LLC By: /s/ Lance Mullins Name: Lance Mullins Title: Managing Member Address: 7373 E. Doubletree Lane Suite 200 Scottsdale, AZ	NATIONWIDE FINANCIAL SOLUTIONS, INC. By: /s/ Darren Dierich Name: Darren Dierich Title: Chief Financial Officer Address: 3231 S. Counrty Club Way Suite 102 Tempe, AZ 85282

RECEIPT OF FUNDS

         Nationwide Financial Solutions, Inc. hereby acknowledges receipt of a check or wire in the amount of $750,000.00 given by Pursuit Capital, LLC as consideration for Certificate No. 5216-7 for 1,250,000 shares of Common Stock of Nationwide Financial Solutions, Inc.

Dated: 7-18-05

NATIONWIDE FINANCIAL SOLUTIONS, INC. By: /s/ Darren Dierich Title: Chief Financial Officer

RECEIPT OF CERTIFICATE

         The undersigned acknowledges receipt of Certificate No. 5216-7 for 1,250,000 shares of Common Stock of Nationwide Financial Solutions, Inc.

Dated: 07/18/2005

/s/ William L. Mullins Pursuit Capital, LLC